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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) May 25, 1998

                                     0-16979
                            (Commission File Number)

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                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


                Bermuda                                   Not Applicable
     (Jurisdiction of Incorporation)                      (IRS Employer
                                                          Identification Number)


    The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM11, Bermuda
              (Address of registrant's principal executive office)


                                  441-292-8674*
                         (Registrant's telephone number)


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*The executive offices of Registrant's principal United States subsidiary,  Tyco
International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.


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ITEM 5. Other Events

         On May 25, 1998, Tyco International Ltd. ("Tyco"), a Bermuda company, T11 Acquisition Corp., a Delaware corporation and newly formed, wholly-owned subsidiary of Tyco ("Merger Sub") and United States Surgical Corporation, a Delaware corporation ("USSC") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, among other things, Tyco will acquire USSC through the merger of Merger Sub with and into USSC. Under the terms of the Merger Agreement, for each of USSC's outstanding shares of common stock, par value $.10 per share, Tyco will exchange 0.7606 of one Tyco common share, par value $.20 per share. The merger is intended to be a tax-free exchange. Consummation of the merger is subject to satisfaction or waiver by the parties of certain closing conditions, including the receipt of regulatory approvals, approvals by the stockholders of USSC, pooling of interests treatment and other customary closing conditions. It is expected that the merger will be completed during September or October 1998.

         The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement which is filed herewith as Exhibit 2 and is incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

Exhibit Number                                     Title

        2             Agreement and Plan of Merger, dated as of May 25,
                      1998, by and among Tyco International Ltd., T11 Acquisition Corp. and United States Surgical Corporation.

        99            Press Release dated May 25, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           TYCO INTERNATIONAL LTD.

                                           By:  /s/ MARK H. SWARTZ
                                                --------------------------
                                                Mark H. Swartz
                                                Executive Vice President and
                                                Chief Financial Officer

Date:  June 23, 1998


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                                  Exhibit Index

Exhibit Number                            Title                            Page
--------------                            -----                            ----

        2        Agreement and Plan of Merger, dated as of May 25,
                 1998, by and among Tyco International Ltd., T11
                 Acquisition Corp. and United States Surgical Corporation.

        99       Press Release dated May 25, 1998.